SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 30, 1999







                               Tridex Corporation
             (Exact name of registrant as specified in its charter)



       Connecticut                      1-5513                    06-0682273
(State or other jurisdiction       (Commission File            (I.R.S. Employer
     of incorporation)                  Number)              Identification No.)



    61 Wilton Road, Westport, CT                                     06880
(Address of principal executive offices)                           (Zip Code)



                                 (203) 226-1144
              (Registrant's telephone number, including area code)

Item 5.  Other Event

         On June 30, 1999, Tridex Corporation ("Tridex") entered into an amendment to its Credit Agreement with Fleet National Bank in which Tridex and Fleet agreed to defer the maturity of the working capital line of credit from June 30 to September 30, 1999 and to defer both the previously deferred March 31, 1999 term loan principal payment and the June 30, 1999 term loan principal payment until September 30, 1999. Tridex also entered into an amendment to the Securities Purchase Agreements with Massachusetts Mutual Life Insurance Company and certain if its affiliates (collectively, the "MassMutual Investors") in which Tridex and the MassMutual Investors agreed to defer a previously deferred April 17, 1999 interest payment and a July 17, 1999 interest payment until October 17, 1999. Copies of the Fleet and MassMutual amendments are filed as exhibits to this report.

                                    Exhibits


4.10 Third Amendment to Securities Purchase Agreements dated June 30, 1999 among Tridex Corporation, Progressive Software, Inc., Ultimate Technology Corporation, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Corporate Value Partners Limited.

10.21 Amendment No. 3 to Credit Agreement dated as of June 30, 1999 among Tridex Corporation, Progressive Software, Inc., Ultimate Technology Corporation and Fleet National Bank.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRIDEX CORPORATION




Date:  July 16, 1999                         By: Daniel A. Bergeron
                                                 Daniel A. Bergeron
                                                 Vice President and
                                                 Chief Financial Officer

                                                                    Exhibit 4.10




                               TRIDEX CORPORATION
                           PROGRESSIVE SOFTWARE, INC.
                         ULTIMATE TECHNOLOGY CORPORATION
                                 61 Wilton Road
                           Westport, Connecticut 06880


                                                June 30, 1999


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MASSMUTUAL CORPORATE INVESTORS
MASSMUTUAL PARTICIPATION INVESTORS
MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED
1295 State Street
Springfield, Massachusetts  01111

     Re: Third Amendment to Securities Purchase Agreements

Ladies and Gentlemen:

     TRIDEX CORPORATION, a Connecticut corporation (the "Holding Company"), PROGRESSIVE SOFTWARE, INC., a North Carolina corporation and successor to Tridex NC, Inc. ("PSI"), and ULTIMATE TECHNOLOGY CORPORATION, a New York corporation ("UTC") (the Holding Company, PSI, and UTC are sometimes collectively referred to herein as the "Issuers" and each as an "Issuer"), jointly and severally agree with each of you as follows.

                                   Background:

     A. Reference is made to those certain Securities Purchase Agreements dated April 17, 1998, as amended by that certain letter of waiver and limited amendment dated November 12, 1998 relating thereto, and as further amended by that certain Second Amendment to Securities Purchase Agreements dated March 26, 1999 (the "Second Amendment") (as so amended, the "Securities Purchase Agreements"), among the Issuers and each of you. Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

     B. The Issuers have requested that the holders of the Securities approve certain amendments to and waivers under the Securities Purchase Agreements and the other Operative Documents in connection with the Amendment No. 3 to Credit Agreement dated as of June 30, 1999 (the "Third Amendment to Fleet Bank
Agreement") among the Holding Company, PSI, UTC, and Fleet National Bank, pursuant to which certain amendments are being made to the Fleet Bank Documents and Fleet National Bank is agreeing to the deferral of certain payments of principal thereunder.

1. Consents and Waivers. Each of you hereby agrees that (a) the Issuers may defer the payment of each of the April 17, 1999 and the July 17, 1999 interest payments on the Notes until October 17, 1999, at which date such April 17, 1999 and July 17, 1999 interest payments and the October 17, 1999 interest payment on the Notes shall all be due and payable in full; and (b) notwithstanding anything to the contrary in the Securities Purchase Agreements, the Issuers' failure to comply with section 13.6 of the Securities Purchase Agreements prior to the date of this Third Amendment in respect of the period ending December 31, 1998, shall not constitute an Event of Default and the holders hereby waive any such Event of Default which existed for such period prior to the date of this Third Amendment, provided that such section 13.6 of the Securities Purchase Agreements as amended by the Second Amendment shall only remain in effect in respect of periods ending subsequent to December 31, 1998, and prior to January 1, 2000. As of January 1, 2000, such section 13.6, as in effect prior to the date of the Second Amendment, shall be deemed reinstated.

2. Conditions to Effectiveness of Third Amendment. This Third Amendment shall be effective upon the first date upon which the following conditions shall have been satisfied to your reasonable satisfaction:

     (a) The Issuers shall have delivered to you executed copies of each of the following documents in form and substance satisfactory to you:

          (i) a fully executed counterpart of this Third Amendment;

          (ii) certified copies of (A) the resolutions of the Board of Directors of each of the Issuers approving this Third Amendment and the matters contemplated hereby and (B) all documents evidencing other necessary corporate actions and governmental approvals, if any, with respect to this Third Amendment and the other documents to be delivered hereunder;

          (iii) a certificate of the Secretary or an Assistant Secretary of each of the Issuers certifying the names and true signatures of the officers of each Issuer authorized to sign this Third Amendment and the other documents to be delivered hereunder;

          (iv) an opinion, dated the date hereof, from Messrs. Hinckley, Allen & Snyder LLP, counsel for the Issuers, substantially in the form of Exhibit 3(a)(iv) attached hereto; and

          (v) an executed counterpart of the Third Amendment to Fleet Bank Agreement, substantially in the form of Exhibit 3(a)(v) attached hereto.

     (b) The Issuers shall have paid in full all fees, expenses and disbursements incurred by you in connection with this Third Amendment, including, without limitation, the fees, expenses and disbursements of your special counsel.

3. No Default, Representations and Warranties, Etc.

     (a) The Issuers represent and warrant that the representations and warranties contained in the Securities Purchase Agreements and the other Operative Documents are in all material respects correct on and as of the date hereof (after giving effect hereto) as if made on such date (except as a result of transactions permitted under the Securities Purchase Agreements), that no Default or Event of Default exists (other than those which have been specifically waived pursuant to section 1 hereof) and that no condition exists which has resulted in, or could reasonably be expected to result in, a Material Adverse Change.

     (b) Each of the Issuers ratifies and confirms the Securities Purchase Agreements and each of the other Operative Documents to which it is a party and agrees that, after giving effect to the amendments, modifications and supplements effected hereby, each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Third Amendment are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

     (c) The Issuers agree that (i) if any default shall be made in the performance or observation of any covenant, agreement or condition contained herein or (ii) if any representation or warranty made by any Issuer herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Securities shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Issuers further agree that this Third Amendment is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the Operative Documents shall include this Third Amendment.

4. Payment of Transaction Costs. Without limiting the generality of the provisions of the Operative Documents, the Issuers jointly and severally shall pay all reasonable fees and disbursements incurred by you in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

5. Governing Law. This Third Amendment, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of The
Commonwealth of Massachusetts without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction. 6. Miscellaneous. The headings in this Third Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Third Amendment embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Third Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Third Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument. Except as specifically amended or modified pursuant to this Third Amendment, the Securities Purchase Agreements shall remain in full force and effect, and the execution and delivery of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any of your rights, powers, or remedies under the Securities Purchase Agreements or the documents and instruments delivered in connection therewith.

            [The remainder of this page is left blank intentionally.]

     If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart hereof, whereupon this Third Amendment shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Issuers.

                                  Very truly yours,

                                  TRIDEX CORPORATION


                                  By Daniel A. Bergeron, Chief Financial Officer
                                                         (Title)


                                  PROGRESSIVE SOFTWARE, INC.


                                  By Danial A. Bergeron, Vice President
                                                         (Title)


                                  ULTIMATE TECHNOLOGY CORPORATION


                                  By George T. Crandall, Treasurer
                                                         (Title)

The foregoing is hereby accepted and agreed to.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


By Mark A. Ahmed, Managing Director
                           (Title)

MASSMUTUAL CORPORATE INVESTORS


By Charles C. McCobb, Jr., Vice President
                           (Title)

The foregoing is executed on behalf of MassMutual
Corporate Investors, organized under a Declaration of Trust, dated September 13, 1985, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees, or agents of such Trust, but the Trust's property only shall be bound.

MASSMUTUAL PARTICIPATION INVESTORS


By Charles C. McCobb, Jr., Vice President
                           (Title)

The foregoing is executed on behalf of MassMutual
Participation Investors, organized under a Declaration of Trust, dated April 7, 1988, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees, or agents of such Trust, but the Trust's property only shall be bound.


MASSMUTUAL CORPORATE VALUE PARTNERS LIMITED

By Massachusetts Mutual Life Insurance Company, as Investment Manager


By Mark A. Ahmed, Managing Director
                           (Title)

                                                                   Exhibit 10.21



                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

                            Dated as of June 30, 1999


     This Amendment No. 3 to Credit Agreement (this "Amendment") is by and among TRIDEX CORPORATION, a Connecticut corporation ("Tridex"), PROGRESSIVE SOFTWARE, INC., a North Carolina corporation ("PSI"), ULTIMATE TECHNOLOGY CORPORATION, a New York corporation ("UTC", and collectively, together with TRIDEX and PSI, the "Borrowers" and each, individually, a "Borrower"), and FLEET NATIONAL BANK, a national banking association organized under the laws of the United States of America (the "Bank").

     PRELIMINARY STATEMENTS:

     A. The Borrowers and the Bank have entered into a Credit Agreement dated as of April 17, 1998. The Borrowers and the Bank have also entered into an Amendment No. 1 to Credit Agreement dated as of November 1, 1998 ("Amendment No. 1"). The Borrowers and the Bank have further entered into an Amendment No. 2 to Credit Agreement dated as of March 15, 1999 ("Amendment No. 2"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given thereto in the Credit Agreement, as amended. As used herein, the term "Credit Agreement" shall mean the Credit Agreement as amended pursuant to Amendment No. 1 and Amendment No. 2.

     B.  For  good  and  valuable   consideration,   the  receipt  of  which  is
acknowledged, the Borrowers and the Bank have agreed to further amend the Credit Agreement, as hereinafter set forth.

     SECTION 1. Recitals; Acknowledgement of Indebtedness. The above recitals are true and correct.

     As of June 28, 1999, the Borrowers are legally, validly, enforceably and jointly and severally indebted to the Bank under the Facility Documents, without defense, recoupment, counterclaim or offset as follows:

                                              Principal

         Working Capital Loans              $  5,400,000.00

         Term Loan                           $11,100,000.00

together with accrued and unpaid interest thereon and all other amounts due and owing thereunder.

     SECTION 2. Amendments. The Facility Documents are, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3 hereof, hereby amended as follows:

          (a) The Working Capital Loans, plus all accrued and unpaid interest thereon, shall be due and payable in full on September 30, 1999. Interest shall continue to be payable monthly in accordance with the terms of the Facility Documents;

          (b) The $300,000.00 principal payment originally due on the Term Loan on March 31, 1999 and deferred to June 30, 1999 is hereby further deferred until September 30, 1999. Interest shall continue to be payable monthly in accordance with the terms of the Facility Documents;

          (c) The $450,000.00 principal payment due on the Term Loan on June 30, 1999 is hereby deferred until September 30, 1999. Interest shall continue to be payable monthly in accordance with the terms of the Facility Documents; and

          (d) In consideration of the deferral by the Bank set forth in Section 2(a)-(c), the Borrowers agree to pay an extension fee deemed to be earned as of the date hereof in the amount of EIGHTY THOUSAND AND NO/100 DOLLARS ($80,000.00), payable as follows:

               (i) $20,000.00 on July 30, 1999, time being of the essence;

               (ii)  $20,000.00  on August 30, 1999,  time being of the essence;
and

               (iii) $40,000.00 on September 30, 1999, time being of the essence; provided, however, if the Loans are paid in full on or before September 30, 1999, such payment as required by this Section 2(d)(iii) shall be reduced to $20,000.00. This Section 2(d)(iii) shall not, however, alter the maturity date of the Term Loan. The extension fee described in this Section 2(d)(iii) are to be paid in lieu of and not in addition to, the extension fees to be paid in
Section 2(c) of Amendment No. 2.

     SECTION 3. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Bank shall have received counterparts of this Amendment executed by the Borrowers and approved by the Bank and a counterpart executed by the Bank, and Section 2(a)-(c) hereof shall become effective when, and only when, the Bank shall have additionally received all of the following documents or items, each document (unless otherwise indicated) being dated the date of receipt thereof by the Bank (which date shall be the same for all such documents), in form and substance satisfactory to the Bank:

          (a) Certified copies of (i) the resolutions of the Board of Directors of each of the Borrowers approving this Amendment and the matters contemplated hereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the matters contemplated hereby;

          (b) A certificate of the Secretary or an Assistant Secretary of each of the Borrowers certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder;

          (c) An amendment fee equal to $50,000.00 on or before June 30, 1999, time being of the essence (the "Amendment Fee");

          (d) Evidence that Massachusetts Mutual Life Insurance Company and its Affiliates ("Mass Mutual") have agreed to defer the interest payments due on April 17, 1999 and July 17, 1999 payable on the $11,000,000.00 Subordinated Debt to a date no earlier than October 15, 1999 and waive any other defaults that may exist under the documents and/or instruments evidencing such Subordinated Debt; and

          (e) An opinion of counsel to the Borrowers in form and substance acceptable to the Bank.

     SECTION 4. Representations and Warranties of Each of the Borrowers. Each of the representations and warranties made by each of the Borrowers in the Facility Documents or otherwise made by or on behalf of the Borrowers in connection therewith after the date thereof shall have been true and correct in all respects on the date when made and shall also be true and correct in all material respects on the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Facility Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse.

     SECTION 5. Reaffirmation Of Facility Documents. The Borrowers agree that:

          (a) This Amendment and each of the other Facility Documents as amended hereby, constitute legal, valid and binding obligations of the Borrowers enforceable against each Borrower in accordance with their respective terms.

          (b) The Credit Agreement and the Security Agreement create valid and perfected first priority security interests and liens in and to the Collateral covered thereby enforceable against all third parties in all jurisdictions, securing the payment of all Obligations, and the execution, delivery and performance of this Amendment do not adversely affect the aforesaid security interests and liens of the Credit Agreement and the Security Agreement.

          (c) Except as set forth in the Credit Agreement, there is no pending or threatened action or proceeding affecting the Borrowers or any of their Subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrowers or any of their Subsidiaries. There is no pending or threatened action or proceeding affecting the Borrowers or any of their Subsidiaries before any court, governmental agency or arbitrator which purports to affect the legality, validity or enforceability of this Amendment or any of the other Facility Documents, as amended hereby.

          (d) The Facility Documents existing on the date hereof constitute legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms. After giving effect to the amendments provided for in this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     SECTION 6. Reference to and Effect on the Facility Documents.

          (a) Upon the effectiveness of Section 2 (a) - (c) hereof, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder, "hereof," "herein" or words of like import, and each reference in any Facility Documents to the Credit Agreement or any other Facility Document, shall mean and be a reference to the Credit Agreement or such other Facility Document as amended hereby.

          (b) Except as specifically amended or modified pursuant to this Amendment, the provisions of the Credit Agreement, the Notes and the other Facility Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Credit Agreement, the Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all indebtedness and liabilities of the Borrowers to the Bank under the Credit Agreement and the other Facility Documents, as amended hereby.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Bank under any of the Facility Documents, nor constitute a waiver of any provision of any of the Facility Documents.

     SECTION 7. Costs, Expenses and Taxes. Without limiting the foregoing or anything else contained herein, each of the Borrowers agrees to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Bank (including the allocated costs of in-house counsel) with respect thereto and with respect to advising the Bank as to its rights and responsibilities hereunder and thereunder. Each of the Borrowers further agrees to pay on demand all reasonable costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses, including the allocated costs of in-house counsel), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees (including the allocated costs of in-house counsel) and expenses in connection with the enforcement of its rights. In addition, each of the Borrowers shall pay any and all taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

     SECTION 8. Waivers. The Borrowers waive, release and discharge any and all claims or causes of action of any kind whatsoever, whether at law or in equity, arising on or prior to the date hereof, which the Borrowers may have against the Bank, its affiliates, successors and assigns, agents, directors, employees and counsel, in connection with the Loans. The waivers and releases made herein include the Borrowers' waiver of any damages which may have been, or may in the future be, caused to the Borrowers, their properties or business prospects because of the actions waived and released and the agreements made herein, including, without limitation, any actual or implicit, direct or indirect, incidental or consequential damages suffered by the Borrowers therefrom, including, but not limited to: (a) lost profits; (b) loss of business opportunity; (c) increased financing costs; (d) increased legal and other administrative fees; and (e) damages to business reputation.

     SECTION 9. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Connecticut, without reference to Connecticut's choice of law rules.

     SECTION 11. COMMERCIAL WAIVER. EACH BORROWER ACKNOWLEDGES THAT THE LOANS EVIDENCED BY THE NOTES ARE FOR COMMERCIAL PURPOSES AND WAIVES ANY RIGHT TO NOTICE AND HEARING UNDER SECTIONS 52-278a THROUGH 52-278n OF THE CONNECTICUT GENERAL STATUTES AS NOW OR HEREAFTER AMENDED AND AUTHORIZES THE ATTORNEY OF THE BANK, OR ANY SUCCESSOR THERETO, TO ISSUE A WRIT OF PREJUDGMENT REMEDY WITHOUT COURT ORDER. FURTHER, EACH BORROWER HEREBY WAIVES TO THE EXTEND PERMITTED BY LAW, THE BENEFITS OF ALL VALUATION, APPRAISEMENTS, HOMESTEAD, EXEMPTION, STAY, REDEMPTION AND MORATORIUM LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BECOME LAWS. EACH BORROWER ACKNOWLEDGES THAT IT MAKES THESE WAIVERS AND THE WAIVERS CONTAINED IN SECTION 10.8 OF THE CREDIT AGREEMENT KNOWINGLY, VOLUNTARILY AND AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THESE WAIVERS WITH ITS ATTORNEYS.

     SECTION 12. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE BORROWERS AND BANK WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE BORROWERS AND THE BANK DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE BORROWERS AND THE BANK HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTIONS, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AMENDMENT OR ANY OF THE OTHER FACILITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

     SECTION 13. Further Assurances.

          (a) Regarding Preservation of Collateral. The Borrowers will execute and deliver to the Bank such further documents, instruments, assignments and other writings, and will do such other acts necessary or desirable, to preserve and protect the Collateral at any time securing or intended to secure the Obligations, as the Bank may reasonably require.

          (b) Regarding this Amendment. The Borrower will cooperate with, and will do such further acts and execute such further instruments and documents as the Bank shall reasonably request to carry out to its satisfaction the transactions contemplated by this Amendment and the other Facility Documents.

     SECTION 14. Notices. Notices given after the date hereof shall be delivered to the parties hereto at their respective "Address for Notices" on the signature page of this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                         TRIDEX CORPORATION


                                         By: George T. Crandall
                                             George T. Crandall
                                             Its Treasurer
                                             Duly Authorized

                                             Address for Notices:

                                             61 Wilton Road
                                             Westport, CT 06880


                                         ULTIMATE TECHNOLOGY CORPORATION


                                         By: George T. Crandall
                                             George T. Crandall
                                             Its Treasurer
                                             Duly Authorized

                                             Address for Notices:

                                             61 Wilton Road
                                             Westport, CT 06880

                                         PROGRESSIVE SOFTWARE INC.


                                         By: Daniel A. Bergeron
                                             Daniel Bergeron
                                             Its Treasurer
                                             Duly Authorized

                                             Address for Notices:

                                             61 Wilton Road
                                             Westport, CT 06880


                                         FLEET NATIONAL BANK


                                         By: Vincent J. Pitts
                                             Vincent J. Pitts
                                             Its Vice President
                                             Duly Authorized

                                             Address for Notices:

                                             Fleet National Bank
                                             777 Main Street
                                             CT MO H21B
                                             Hartford, CT  06115
                                             Facsimile No.:  (860) 986-7624